Exhibit 99.2 WaFd Inc. Announces First Quarter 2026 Results
WaFd, Inc.
Fact Sheet
December 31, 2025
($ in Thousands)

	As of 06/25			As of 09/25			As of 12/25
Allowance for Credit Losses (ACL) - Total	$219,268			$221,220			$221,039
ACL - Loans	198,768			199,720			199,539
ACL - Unfunded Commitments	20,500			21,500			21,500
Total ACL as a % of Gross Loans	1.03%	%		1.04%	%		1.05%	%

Active Loan Types	06/25 QTR		06/25 YTD	09/25 QTR		09/25 YTD	12/25 QTR		12/25 YTD
Originations & Advances
Multi-Family	$5,534		$36,386	$67,649		$104,035	$131,805		$131,805
Commercial Real Estate	44,078		174,099	210,650		384,749	123,439		123,439
Commercial & Industrial	324,898		1,159,784	507,280		1,667,064	502,134		502,134
Construction	205,809		539,815	498,368		1,038,182	276,369		276,369
Land - Acquisition & Development	18,592		51,000	43,864		94,864	18,650		18,650
Consumer	56,173		161,981	44,962		206,943	40,745		40,745
	$655,084		$2,123,065	$1,372,773		$3,495,837	$1,093,142		$1,093,142
Repayments & Payoffs
Multi-Family	$158,024		$301,615	$74,857		$376,472	$169,890		$169,890
Commercial Real Estate	153,541		373,777	187,130		560,907	191,596		191,596
Commercial & Industrial	465,037		1,279,419	408,027		1,687,446	371,788		371,788
Construction	290,942		571,440	459,122		1,030,562	220,062		220,062
Land - Acquisition & Development	21,063		76,070	40,407		116,477	19,981		19,981
Consumer	64,964		152,951	55,707		208,658	49,090		49,090
	$1,153,571		$2,755,272	$1,225,250		$3,980,522	$1,022,407		$1,022,407
Inactive Loan Types
Originations & Advances
Single-Family Residential	7,481		211,686	—		211,686	—		—
Construction - Custom	—		79,995	15,840		95,835	—		—
Land - Consumer Lot Loans	—		7,340	—		7,340	—		—
HELOC	34,466		119,393	26,108		145,501	25,407		25,407
	$41,947		$418,414	$41,948		$460,362	$25,407		$25,407
Repayments & Payoffs
Single-Family Residential	242,950		690,123	226,780		916,903	270,137		270,137
Construction - Custom	30,446		66,676	10,467		77,143	12,799		12,799
Land - Consumer Lot Loans	5,895		19,555	7,286		26,841	6,254		6,254
HELOC	46,221		112,928	30,839		143,767	32,038		32,038
	$325,512		$889,282	$275,372		$1,164,654	$321,228		$321,228

Purchased Loans	$3,960		$109,823	$3,246		$113,069	$9,926		$9,926

Weighted Average Rate on Originations	7.22%	%		6.87%	%		5.99%	%
Weighted Average Rate on Payoffs	6.25%	%		6.35%	%		6.31%	%

Net Loan Fee Accretion	$3,093		$9,355	$3,515		$12,870	$3,267		$3,267
Net Discount Accretion on Acquired Loans	$6,512		$19,889	$5,242		$25,131	$6,101		$6,101

WaFd Fact Sheet Q1 2026	1

Exhibit 99.2 WaFd Inc. Announces First Quarter 2026 Results
WaFd, Inc.
Fact Sheet
December 31, 2025
($ in Thousands)

	As of 06/25			As of 09/25			As of 12/25
Loans Receivable by Category	Amount	%		Amount	%		Amount	%
Multi-Family	$4,881,996	22.8%	%	$4,718,480	22.2%	%	$4,698,342	22.3%	%
Commercial Real Estate	3,615,077	17.0		3,604,600	17.0		3,561,865	17.0
Commercial & Industrial	2,295,802	10.7		2,392,685	11.2		2,530,666	12.0
Construction	1,540,474	7.2		1,756,890	8.2		1,742,158	8.3
Land - Acquisition & Development	175,643	0.8		179,099	0.8		177,768	0.8
Single-Family Residential	8,231,623	38.5		8,053,771	37.9		7,823,718	37.2
Construction - Custom	188,109	0.9		150,237	0.7		105,576	0.5
Land - Consumer Lot Loans	96,582	0.5		89,298	0.4		83,046	0.4
HELOC	272,614	1.3		267,871	1.3		261,240	1.3
Consumer	69,912	0.3		61,461	0.3		52,701	0.3
	21,367,832	100%	%	21,274,392	100%	%	21,037,080	100%	%
Less:
Loans in Process	673,338			773,606			783,233
Net Deferred Fees, Costs and Discounts	218,562			212,448			206,152
Loans at Amortized Cost	20,475,932			20,288,338			20,047,695

Less:
Allowance for Credit Losses (ACL) - Loans	198,768			199,720			199,539
Net Loans	$20,277,164			$20,088,618			$19,848,156

Net Loan Portfolio by Category	Amount	%		Amount	%		Amount	%
Multi-Family	$4,753,223	23.5%	%	$4,605,368	23.0%	%	$4,591,242	23.1%	%
Commercial Real Estate	3,550,119	17.5		3,546,962	17.7		3,505,521	17.7
Commercial & Industrial	2,235,310	11.0		2,327,200	11.6		2,462,384	12.4
Construction	1,018,588	5.0		1,086,965	5.4		1,025,434	5.2
Land - Acquisition & Development	123,627	0.6		133,027	0.6		139,326	0.7
Single-Family Residential	8,068,150	39.8		7,898,051	39.3		7,674,094	38.7
Construction - Custom	94,625	0.5		77,633	0.4		57,916	0.3
Land - Consumer Lot Loans	93,659	0.4		86,591	0.3		80,533	0.3
HELOC	273,155	1.4		268,218	1.4		261,512	1.3
Consumer	66,708	0.3		58,603	0.3		50,194	0.3
	$20,277,164	100%	%	$20,088,618	100%	%	$19,848,156	100%	%

Loan Contractual Term to Maturity or Repricing[1]	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$7,703,535	6.93%		$7,597,733	6.74%		$7,195,026	6.67%
From 4 to 6 months	287,877	4.63		510,018	5.22		348,029	4.39
From 7 to 9 months	401,319	4.77		458,216	4.54		549,421	4.41
From 10 to 12 months	376,346	4.46		560,805	4.37		452,195	3.95
1 to 3 years	2,728,113	4.22		2,427,306	4.30		2,210,585	4.48
3 to 5 years	1,743,810	4.98		1,790,498	5.14		1,831,468	5.17
More than 5 years	7,234,933	4.20		6,943,762	4.20		7,460,971	4.18
Total	$20,475,933	5.32%	%	$20,288,338	5.28%	%	$20,047,695	5.20%	%
[1]Includes the effect of derivatives.

WaFd Fact Sheet Q1 2026	2

Exhibit 99.2 WaFd Inc. Announces First Quarter 2026 Results
WaFd, Inc.
Fact Sheet
December 31, 2025
($ in Thousands)

	As of 06/25			As of 09/25			As of 12/25
Loans by State	Amount	%		Amount	%		Amount	%
Washington	$5,590,478	27.3%	%	$5,593,068	27.6%	%	$5,483,287	27.4%	%
Idaho	927,628	4.5		916,571	4.5		889,654	4.4
Oregon	2,498,467	12.2		2,467,622	12.2		2,393,259	11.9
Utah	1,980,098	9.7		1,905,473	9.4		1,875,494	9.4
Nevada	774,624	3.8		809,737	4.0		810,694	4.0
Texas	2,390,479	11.7		2,313,800	11.4		2,323,979	11.6
Arizona	2,299,764	11.2		2,302,659	11.3		2,230,436	11.1
New Mexico	791,212	3.9		791,414	3.9		800,433	4.0
California	2,891,410	14.1		2,833,719	14.0		2,779,329	13.9
Other	331,773	1.6		354,275	1.7		461,130	2.3
Total	$20,475,933	100%	%	$20,288,338	100%	%	$20,047,695	100%	%

Non-Performing Assets	Amount	%		Amount	%		Amount	%
Non-accrual loans:
Multi-Family	$11,601	14.1%	%	$19,121	15.0%	%	$31,710	16.5%	%
Commercial Real Estate	46,720	56.5		69,972	54.4		68,501	35.8
Commercial & Industrial	33	—		11,047	8.6		58,180	30.4
Construction	3,400	4.1		3,400	2.6		3,400	1.8
Land - Acquisition & Development	—	—		—	—		—	—
Single-Family Residential	19,246	23.3		23,741	18.4		26,579	13.9
Construction - Custom	847	1.0		760	0.6		2,054	1.1
Land - Consumer Lot Loans	8	—		23	—		270	0.1
HELOC	662	0.8		412	0.3		481	0.3
Consumer	179	0.2		152	0.1		173	0.1
Total non-accrual loans	82,696	100%	%	128,628	100%	%	191,348	100%	%
Real Estate Owned	11,154			11,084			8,738
Other Property Owned	3,310			3,310			3,310
Total non-performing assets	$97,160			$143,022			$203,396

Non-accrual loans as % of total net loans	0.41% %			0.64% %			0.96% %
Non-performing assets as % of total assets	0.36% %			0.54% %			0.75% %

Net Charge-offs (Recoveries) by Category	06/25 QTR	CO % (a)		09/25 QTR	CO % (a)		12/25 QTR	CO % (a)
Multi-Family	$373	0.03%	%	$182	0.02%	%	$—	—%	%
Commercial Real Estate	5,097	0.56		—	—		(648)	(0.07)
Commercial & Industrial	(89)	(0.02)		577	0.10		4,191	0.66
Construction	—	—		—	—		—	—
Land - Acquisition & Development	(6)	(0.01)		(7)	(0.02)		(109)	(0.25)
Single-Family Residential	(105)	(0.01)		(4)	—		45	—
Construction - Custom	(2)	—		(2)	(0.01)		(2)	(0.01)
Land - Consumer Lot Loans	—	—		—	—		—	—
HELOC	(1)	—		(1)	—		—	—
Consumer	174	1.00		303	1.97		204	1.55
Total net charge-offs (recoveries)	$5,441	0.10%	%	$1,048	0.02%	%	$3,681	0.07%	%
(a)Annualized Net Charge-offs (recoveries) divided by Gross Balance

WaFd Fact Sheet Q1 2026	3

Exhibit 99.2 WaFd Inc. Announces First Quarter 2026 Results
WaFd, Inc.
Fact Sheet
December 31, 2025
($ in Thousands)

	06/25 QTR		06/25 YTD		09/25 QTR		09/25 YTD		12/25 QTR		12/25 YTD
Efficiency
Operating Expenses/Average Assets	1.56%	%	1.57%	%	1.61%	%	1.58%	%	1.57%	%	1.57%	%
Efficiency Ratio (%)	56.01%	%	59.66%	%	56.82%	%	58.92%	%	55.25%	%	55.25%	%
Amortization of Intangibles	$2,369		$7,677		$2,198		$9,875		$2,058		$2,058

EOP Numbers
Shares Issued and Outstanding	79,130,276				78,186,520				76,448,351

Share repurchase information
Remaining shares authorized for repurchase	9,129,488				8,162,654				6,256,136
Shares repurchased	1,662,508		2,478,118		969,653		3,447,771		1,950,013		1,950,013
Average share repurchase price	$29.08		$29.49		$29.74		$29.56		$29.75		$29.75

Tangible Common Shareholders' Book Value	As of 06/25	As of 09/25	As of 12/25
$ Amount	$2,270,034	$2,297,482	$2,286,322
Per Share	28.69	29.38	29.91

# of Employees	2,004	1,979	1,980

Investments
Available-for-sale:
Agency MBS	$2,411,707	$2,603,153	$3,236,388
Other	975,790	930,048	905,897
	$3,387,497	$3,533,201	$4,142,285
Held-to-maturity:
Agency MBS	$512,854	$645,802	$764,794
	$512,854	$645,802	$764,794

	06/25 QTR	06/25 YTD	09/25 QTR	09/25 YTD	12/25 QTR	12/25 YTD
MBS Repayments	$94,310	$221,903	$113,640	$335,543	$117,282	$117,282
MBS Net Premium Amortization	$1,014	$2,325	$2,796	$5,121	$3,276	$3,276

WaFd Fact Sheet Q1 2026	4

Exhibit 99.2 WaFd Inc. Announces First Quarter 2026 Results
WaFd, Inc.
Fact Sheet
December 31, 2025
($ in Thousands)

	As of 06/25				As of 09/25				As of 12/25
Deposits & Branches by State	Amount	%		#	Amount	%		#	Amount	%		#
Washington	$8,716,662	40.8%	%	73	$8,685,124	40.5%	%	73	$8,479,452	39.6%	%	73
Idaho	933,759	4.4		21	935,047	4.4		21	936,443	4.4		21
Oregon	2,779,995	13.0		36	2,724,526	12.7		36	2,926,616	13.7		36
Utah	619,203	2.9		9	601,054	2.8		9	550,998	2.6		9
Nevada	547,488	2.5		8	559,906	2.5		8	532,178	2.5		8
Texas	524,380	2.4		5	760,636	3.6		5	1,171,402	5.4		5
Arizona	1,666,381	7.8		28	1,641,460	7.7		28	1,651,572	7.7		28
New Mexico	1,711,722	8.0		18	1,802,886	8.4		18	1,675,873	7.8		18
California	3,886,981	18.2		10	3,726,997	17.4		10	3,492,436	16.3		10
Total	$21,386,571	100%	%	208	$21,437,636	100%	%	208	$21,416,970	100%	%	208

Deposits by Type	Amount	%			Amount	%			Amount	%
Non-Interest Checking	$2,487,816	11.6%	%		$2,567,539	12.0%	%		$2,692,680	12.6%	%
Interest Checking	4,705,457	22.0			4,865,808	22.7			5,187,008	24.2
Savings	703,085	3.4			701,558	3.3			722,188	3.5
Money Market	4,072,766	19.0			4,171,627	19.4			4,264,098	19.9
Time Deposits	9,417,447	44.0			9,131,104	42.6			8,550,996	39.8
Total	$21,386,571	100%	%		$21,437,636	100%	%		$21,416,970	100%	%

Deposits Uninsured & Non-collateralized - EOP	$5,094,400	23.8%	%		$5,302,026	24.7%	%		$5,607,476	26.2%	%

Time Deposit Repricing	Amount	Rate			Amount	Rate			Amount	Rate
Within 3 months	$3,287,622	4.21%	%		$3,426,185	3.79%	%		$2,427,461	3.77%	%
From 4 to 6 months	3,340,791	3.79%	%		2,367,760	3.82%	%		4,007,405	3.71%	%
From 7 to 9 months	1,157,423	3.73%	%		2,426,103	3.85%	%		1,185,086	3.43%	%
From 10 to 12 months	1,253,435	3.73%	%		507,109	3.54%	%		558,606	3.25%	%

Borrowings (Effective Maturity)[1]	Amount	Rate			Amount	Rate			Amount	Rate
Within 3 months	$925,000	4.49%	%		$730,000	4.30%	%		$800,000	3.70%	%
From 4 to 6 months	—	—%	%		100,000	1.46%	%		—	—%	%
From 7 to 9 months	100,000	1.60%	%		—	—%	%		117,970	4.52%	%
From 10 to 12 months	—	—%	%		117,041	4.64%	%		150,000	3.81%	%
1 to 3 years	96,112	4.66%	%		—	—%	%		225,000	3.41%	%
3 to 5 years	18,564	0.04%	%		18,563	0.04%	%		993,562	1.06%	%
More than 5 years	851,411	0.86%	%		851,645	0.83%	%		201,879	4.57%	%
Total	$1,991,087				$1,817,249				$2,488,411
[1]Includes junior subordinated debentures

	06/25 QTR	06/25 YTD	09/25 QTR	09/25 YTD	12/25 QTR	12/25 YTD
Net Premium(Discount) Amortization on Acquired Deposits and Borrowings	$(1,149)	$(5,880)	$(1,162)	$(7,042)	$(1,162)	$(1,162)

WaFd Fact Sheet Q1 2026	5

Exhibit 99.2 WaFd Inc. Announces First Quarter 2026 Results
WaFd, Inc.
Fact Sheet
December 31, 2025
($ in Thousands)

Interest Rate Risk(b)	As of 06/25		As of 09/25		As of 12/25
NPV post up 100 bps shock	10.6%	%	10.9%	%	10.7%	%
NPV post down 100 bps shock	12.6%	%	12.9%	%	12.8%	%
Change in NII after up 100 bps shock	1.1%	%	(0.1%)%)		(0.2%)%)
Change in NII after down 100 bps shock	4.0%	%	4.8%	%	4.8%	%
(b)Assumes no balance sheet management actions taken.

Historical CPR Rates (c)
Average for Quarter Ended:	WAFD SFR Mortgages		WAFD GSE MBS
12/31/2023	6.6%	%	9.7%	%
3/31/2024	4.8%	%	8.7%	%
6/30/2024	6.6%	%	12.0%	%
9/30/2024	8.6%	%	12.9%	%
12/31/2024	8.1%	%	12.7%	%
3/31/2025	8.1%	%	9.1%	%
6/30/2025	9.0%	%	12.5%	%
9/30/2025	7.5%	%	13.7%	%
12/31/2025	9.6%	%	13.3%	%
(c)The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

		Balance				Cumulative Maturity/Repricing Through:
December 31, 2025		Fixed		Variable		3 Months			6 Months			12 Months			24 Months
Assets
Cash	$734,915	— %	%	100%	%	$734,915	100%	%	$734,915	100%	%	$734,915	100%	%	$734,915	100%	%
Investments	4,907,079	52%	%	48%	%	2,035,011	41%	%	2,036,796	42%	%	2,052,901	42%	%	2,053,442	42%	%
Loans	20,047,695	48%	%	52%	%	7,195,026	36%	%	7,543,055	38%	%	8,544,671	43%	%	10,002,256	50%	%
	$25,689,689					$9,964,952	39%	%	$10,314,766	40%	%	$11,332,487	44%	%	$12,790,613	50%	%
Liabilities
Deposits	$21,416,970	40%	%	60%	%	$15,293,435	71%	%	$19,300,840	90%	%	$21,044,532	98%	%	$21,348,106	100%	%
Borrowings	2,488,411	98%	%	2%	%	851,879	34%	%	851,879	34%	%	1,119,849	45%	%	1,344,849	54%	%
	$23,905,381					$16,145,314	68%	%	$20,152,719	84%	%	$22,164,381	93%	%	$22,692,955	95%	%
[1]Includes the effect of derivatives.

WaFd Fact Sheet Q1 2026	6

Exhibit 99.2 WaFd Inc. Announces First Quarter 2026 Results
WaFd, Inc.
Fact Sheet
December 31, 2025
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	June 30, 2025				September 30, 2025				December 31, 2025
	Average Balance	Interest	Average Rate		Average Balance	Interest	Average Rate		Average Balance	Interest	Average Rate
Assets
Loans receivable	$20,592,807	$279,476	5.44%	%	$20,143,956	$271,787	5.35%	%	$19,919,355	$264,206	5.26%	%
Mortgage-backed securities	2,708,789	27,855	4.12		3,095,991	32,953	4.22		3,649,588	38,902	4.23
Cash & investments	1,683,378	21,544	5.13		1,506,416	19,284	5.08		1,443,462	17,290	4.75
FHLB Stock	106,816	2,839	10.66		89,504	2,510	11.13		104,133	2,097	7.99

Total interest-earning assets	25,091,790	331,714	5.30%	%	24,835,867	326,534	5.22%	%	25,116,538	322,495	5.09%	%
Other assets	1,721,710				1,704,915				1,735,851
Total assets	$26,813,500				$26,540,782				$26,852,389

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	$18,769,137	146,735	3.14%	%	$18,749,992	143,874	3.04%	%	$18,676,059	136,214	2.89%	%
Borrowings	2,226,086	16,991	3.06		1,848,601	12,754	2.74		2,174,736	15,171	2.77

Total interest-bearing liabilities	20,995,223	163,726	3.13%	%	20,598,593	156,628	3.02%	%	20,850,795	151,385	2.88%	%
Noninterest-bearing customer accounts	2,493,365				2,605,377				2,636,122
Other liabilities	294,167				313,714				331,539
Total liabilities	23,782,755				23,517,684				23,818,456
Shareholders’ equity	3,030,745				3,023,098				3,033,933
Total liabilities and equity	$26,813,500				$26,540,782				$26,852,389

Net interest income/interest rate spread		$167,988	2.17%	%		$169,906	2.20%	%		$171,110	2.21%	%

Net interest margin(1)			2.69%	%			2.71%	%			2.70%	%
(1)Annualized net interest income divided by average interest-earning assets

WaFd Fact Sheet Q1 2025	7

Exhibit 99.2 WaFd Inc. Announces First Quarter 2026 Results
WaFd, Inc.
Fact Sheet
December 31, 2025
Delinquency Summary
($ in Thousands)

				# of Loans
Type of Loans	#Loans	AVG Size	Loans Amortized Cost	30	60	90	Total	% Based on #		$ Delinquent	% Based on #
December 31, 2025
Multi-Family	1,851	2,494	$4,617,085	12	3	7	22	1.19%	%	$37,609	0.81%	%
Commercial Real Estate	1,226	2,894	3,547,626	1	2	6	9	0.73		66,631	1.88
Commercial & Industrial	5,844	432	2,524,486	40	8	13	61	1.04		60,799	2.41
Construction	374	2,791	1,043,910	1	—	1	2	0.53		3,673	0.35
Land - Acquisition & Development	87	1,684	146,548	—	—	—	—	—		—	—
Single-Family Residential	20,355	379	7,709,942	45	16	67	128	0.63		40,712	0.53
Construction - Custom	89	656	58,371	—	—	2	2	2.25		2,055	3.52
Land - Consumer Lot Loans	827	100	82,490	2	2	4	8	0.97		415	0.50
HELOC	4,053	65	264,462	14	4	4	22	0.54		2,090	0.79
Consumer	6,954	8	52,775	35	19	36	90	1.29		406	0.77
	41,660	481	$20,047,695	150	54	140	344	0.83%	%	$214,390	1.07%	%

September 30, 2025
Multi-Family	1,851	2,502	$4,631,321	—	3	4	7	0.38%	%	$20,644	0.45%	%
Commercial Real Estate	1,251	2,869	3,588,950	2	1	6	9	0.72		51,041	1.42
Commercial & Industrial	5,537	431	2,386,363	5	12	35	52	0.94		1,185	0.05
Construction	358	3,087	1,105,101	—	—	—	—	—		—	—
Land - Acquisition & Development	84	1,666	139,922	—	—	—	—	—		—	—
Single-Family Residential	20,773	382	7,936,931	55	20	65	140	0.67		46,088	0.58
Construction - Custom	134	584	78,243	—	—	1	1	0.75		760	0.97
Land - Consumer Lot Loans	874	101	88,696	2	1	3	6	0.69		332	0.37
HELOC	4,166	65	271,286	12	5	5	22	0.53		2,182	0.80
Consumer	6,620	9	61,525	25	14	45	84	1.27		353	0.57
	41,648	487	$20,288,338	101	56	164	321	0.77%	%	$122,585	0.60%	%

June 30, 2025
Multi-Family	1,872	2,553	$4,780,029	1	2	4	7	0.37%	%	$9,605	0.20%	%
Commercial Real Estate	1,276	2,815	3,592,395	3	1	4	8	0.63		4,743	0.13
Commercial & Industrial	5,338	429	2,292,082	10	16	22	48	0.90		835	0.04
Construction	371	2,792	1,035,701	—	—	—	—	—		—	—
Land - Acquisition & Development	77	1,689	130,035	—	—	—	—	—		—	—
Single-Family Residential	21,172	383	8,108,147	51	13	54	118	0.56		34,933	0.43
Construction - Custom	191	499	95,372	—	—	2	2	1.05		848	0.89
Land - Consumer Lot Loans	925	104	95,935	3	—	2	5	0.54		298	0.31
HELOC	4,314	64	276,278	11	2	4	17	0.39		2,182	0.79
Consumer	6,300	11	69,959	22	9	40	71	1.13		344	0.49
	41,836	489	$20,475,933	101	43	132	276	0.66%	%	$53,788	0.26%	%

WaFd Fact Sheet Q1 2025	8